United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

May 18, 2020

Date of report (Date of earliest event reported)

SPS COMMERCE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34702	41-2015127
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, MN	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 435-9400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	SPSC	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with
any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As reported below in Item 5.07, on May 18, 2020, the stockholders of SPS Commerce, Inc. (the “Company”) approved an amendment to the Company’s Eighth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock by 55,000,000 shares (the “Amendment”). The Amendment, which was included as Proposal 4 in the Company’s proxy statement for its 2020 Annual Meeting of Stockholders filed with the Securities and Exchange Commission, became effective on May 18, 2020 upon filing of a Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware.

A copy of the Certificate of Amendment as filed with the Secretary of State of the State of Delaware is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. A copy of the Company’s Certificate of Incorporation, as amended and restated to reflect the Amendment, is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

On May 18, 2020, the Company held its 2020 Annual Meeting of Stockholders and the Company’s stockholders voted on the following matters:

Election of Directors

The following nominees were elected to serve as directors for a term that will last until the Company’s 2021 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The voting with respect to the election of directors was as follows:

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Archie C. Black	29,755,601	681,022	36,713	1,507,081
Martin J. Leestma	28,901,631	1,469,752	101,953	1,507,081
James B. Ramsey	28,549,565	1,886,295	37,476	1,507,081
Marty M. Reaume	28,570,776	1,865,085	37,475	1,507,081
Tami L. Reller	29,721,998	713,873	37,465	1,507,081
Philip E. Soran	29,179,992	1,255,722	37,622	1,507,081
Sven A. Wehrwein	28,257,715	2,178,178	37,443	1,507,081

Ratification of the Selection of KPMG LLP as the Company’s Independent Auditor for 2020

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 by voting as follows:

For	Against	Abstain	Broker Non-Votes
31,063,892	879,133	37,392	0

Advisory Vote on Approval of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by voting as follows:

For	Against	Abstain	Broker Non-Votes
28,765,564	1,627,953	79,819	1,507,081

Amendment to the Eighth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock

The Company’s stockholders approved the proposal to amend the Company’s Eighth Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock by voting as follows.

For	Against	Abstain	Broker Non-Votes
30,306,961	1,662,356	11,100	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

3.1	Certificate of Amendment to the Certificate of Incorporation, dated May 18, 2020	Filed electronically herewith

3.2	Ninth Amended and Restated Certificate of Incorporation, as amended through May 18, 2020	Filed electronically herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	Filed electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPS COMMERCE, INC.

Date: May 21, 2020	By:	/s/ KIMBERLY K. NELSON
Kimberly K. Nelson
Executive Vice President and Chief Financial Officer